For additional information please see Company public filings and the Financials section of our investor website Universal Technical Institute Investor Presentation December 12, 2022 2022 Universal Technical Institute, Inc. All rights reserved.

Forward-Looking Statements PAGE 2 This presentation contains forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. These statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Discussions containing these forward-looking statements may be found, among other places, in the Sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and certain of our current reports on Form 8-K, as well as any amendments thereto, filed with the Securities and Exchange Commission (the “SEC”). In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business or key markets; cost synergies, growth opportunities and other potential financial and operating benefits; future growth and revenues; future economic conditions and performance; anticipated performance of curriculum; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, and all other statements that are not statements of historical fact are forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated or implied in our forward- looking statements due to a number of factors, including, but not limited to, those set forth under the section entitled “Risk Factors” in our filings with the SEC. Factors that might cause such a difference include, but are not limited to, failure of our schools to comply with the extensive regulatory requirements for school operations; our failure to maintain eligibility for federal student financial assistance funds; continued Congressional examination of the for-profit education sector; a disruption in our ability to process student loans under the Federal Direct Loan Program; regulatory investigations of, or actions commenced against, us or other companies in our industry; the effect of public health pandemics, epidemics or outbreak, including COVID-19; changes in the state regulatory environment or budgetary constraints; our failure to realize the expected benefits of our acquisitions; our failure to successfully integrate our acquisitions’ offerings into our current program offerings; our failure to improve underutilized capacity at certain of our campuses; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; our failure to maintain and expand existing industry relationships and develop new industry relationships with our industry customers; our ability to update and expand the content of existing programs and develop and integrate new programs in a timely and cost-effective manner while maintaining positive student outcomes; our failure to effectively identify, establish and operate additional schools, programs or campuses; the effect of our principal stockholder owning a significant percentage of our capital stock, and thus being able to influence certain corporate matters and the potential in the future to gain substantial control over our company; the impact of certain holders of our Series A Preferred Stock owning a significant percentage of our capital stock, their ability to influence and control certain corporate matters and the potential for future dilution to holders of our common stock; loss of our senior management or other key employees; and other risks that are described from time to time in our filings with the SEC. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements. Neither we nor any other person makes any representation as to the accuracy or completeness of these forward-looking statements and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties, and by us, relating to market size and growth and other data about our industry and our business. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Overview

PAGE 3 A Leading Provider of Transportation and Skilled Trades Technical Training Programs, and Healthcare Education PAGE 4 1965 Founded ~250K Total Graduates ~13K Active Students1 35+ Manufacturing Brand Partners $60.2M TTM Adj EBITDA1,2 $418.8M TTM Revenue1 $95.4M Cash & Investments1 NYSE: UTI UTI + Concorde 1 As of September 30, 2022 2 Beginning in fiscal 2023 Company reports Adjusted EBITDA excluding stock-based compensation; fiscal 2022 has been adjusted accordingly 3 Unaudited results as per Concorde Career Colleges, Inc. reporting as of September 30, 2022 ~$200M TTM Revenue3 ~$17M TTM Adj EBITDA3 Acquired December 2022 1968 Founded ~8,000 Active Students3

UTI Enters Healthcare Education with Concorde Career Colleges

UNIVERSAL TECHNICAL INSTITUTE

Universal Technical Institute Expands Platform of Workforce Solutions Offerings with Completion of Concorde Career Colleges, Inc. Acquisition

PHOENIX, Dec. 1, 2022 -- Universal Technical Institute, Inc. (NYSE: UTI), a leading workforce solutions provider of transportation and skilled trades education programs, today announced the close of its acquisition of Concorde Career Colleges, Inc. ("Concorde"), which offers more than 20 programs across the Allied Health, Dental, Nursing, Patient Care, and Diagnostic fields. The acquisition expands Universal Technical Institute's portfolio of offerings into the higher-growth healthcare arena and creates the opportunity to bring workforce educational solutions to a broader array of students and employers.

TRANSACTION DETAILS

- Closed December 1, 2022
- Cash Purchase Price of $50M
- TTM revenue of ~$200M[1] and Adj EBITDA of ~$17M[1]
- Previously held by Liberty Partners L.P. (PE firm)

Why Healthcare:

- ✓ Expands UTI's addressable market in high-growth disciplines
- ✓ Healthcare occupations expected to grow 13% from 2021 to 2031[2], due to an aging population and greater demand for healthcare services
- ✓ Further diversifying product offerings provides more career opportunities for prospective students and strengthens foundation for steady growth
- ✓ Strong program pathways provide opportunity to drive greater student/customer value

UNIVERSAL TECHNICAL INSTITUTE | MIAT | MOTORCYCLE MECHANICS INSTITUTE | MARINE MECHANICS INSTITUTE | NASCAR TECHNICAL INSTITUTE | CONCORDE CAREER COLLEGES

PAGE 5

[1] Unaudited results as per Concorde Career Colleges, Inc. reporting as of September 30, 2022

[2] U.S. Bureau of Labor Statistics https://www.bls.gov/ooh/healthcare/home.htm, viewed 12/07/2022. Figure includes some specialties not currently offered by Concorde.

A Leading Workforce Solutions Provider of Transportation, Energy, Skilled Trades, and Healthcare Education

UNIVERSAL TECHNICAL INSTITUTE

Example Program Offerings

- Auto/Diesel/Motorcycle/Marine Technician
- Welding
- Energy Technology and Wind Power
- Aviation Maintenance, Airframe and Powerplant
- Robotics and Automation



695



- ~13k Students
- 15+ programs across Transportation, Energy, & Skilled Trades
- 16 Campuses in 9 States
- In-person and Hybrid/Blended formats

CONCORDE

Example Program Offerings

- Dental Hygienist/Assistant
- Medical Assistant
- Practical/Vocational/Registered Nursing
- Healthcare Administration
- Respiratory Therapy






- ~8k Students
- 20+ programs across Dental, Allied Health, Nursing, Patient Care and Diagnostics
- 17 Campuses in 8 States
- In-person, Hybrid/Blended, and Fully Online formats

PAGE 6

$317.0 $331.5 $300.8 $335.1 $418.8 $602.5 ($6.0) $18.4 $16.0 $34.2 $60.2 $60.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 $550.0 $600.0 2018 2019 2020 2021 2022 2023 Revenue and Adjusted EBITDA2 Revenue ($) Adj EBITDA* Transformation since 2017 Acquisitions Concorde Closed Dec.2022 MIAT Closed Nov.2021 Marketing and Admissions Optimization Increased High School/Local Emphasis New Programs & Curriculum MIAT/welding expansions, MSATs, On-Base Military Programs, Electric VehicleReal Estate Rationalization $15M+ Run-Rate EBITDA Benefit Blended Learning Acceleration & Enhancement New Campuses Bloomfield, NJ 2018 Austin, TX 2022 Miramar, FL 2022 Multi-Year Company Transformation PAGE 7 1 TTM revenue through 9/30/22 for Concorde and 9/30/2021 for MIAT; Figures unaudited and as reported pre-acquisition by each Company respectively 2 Adjusted EBITDA now excludes stock-based compensation, and prior years have been updated to reflect this change. Refer to definition and reconciliation outlined in the appendix as a Non-GAAP measure Note: FY23 outlook aligns to midpoint of Company’s guidance; Includes 10 months of Concorde RESULTS Purchase Price: $26M TTM Revenue: $29M1 Purchase Price: $50M TTM Revenue: $200M1

Investment Thesis

A leading platform of 35+ education programs in critical, in-demand transportation, skilled trade and healthcare markets delivered through in-person, hybrid, and online formats

Proven education and employment model reflected in consistently strong graduation and in-field employment rates[1], and deep partnerships with leading industry participants and employers

Successful transformation efforts driving diversified revenue growth, enhanced margin profile and strong organic cashflow

Deep and experienced leadership team poised to capitalize on growth opportunities

Healthy balance sheet and defined capital allocation plan to support inorganic and organic investments, take advantage of growing addressable markets and drive shareholder value

PAGE 8

[1] Per recent years' accreditor reporting results, including MIAT in the most recent period, and pre-acquisition accreditor reporting results as reported by MIAT and Concorde. See 10-K filings for additional UTI information.

Growth & Diversification Strategy

Focused Growth Drivers

Organic Investments

Baseline Business Growth

- Continued go-to-market and business model optimization
- Pursuing additional B2B and non-Title-IV diversification

New Campus Development

- Austin, TX and Miramar, FL opened in FY 2022
- New geographies and locations being evaluated
- Leverage blended learning efficiencies

Program Expansions

- Launching at least 15 programs at UTI & MIAT campuses in FY2023/2024[1]
- 4 welding launches over FY2021/2022
- Executing on and exploring others (e.g. EV)

Inorganic Growth Opportunities

Healthcare Diversification

- Concorde acquisition provides diversified healthcare platform
- Opportunity for future expansion into other high-demand healthcare programs and expanded geographic footprint

Skilled Trade Adjacencies

- MIAT acquisition expands into aviation and energy markets, broadens, skilled trades offerings
- Substantial growth synergies with existing trade platform
- Accelerated program and geographic diversification

Additional Opportunities

- Disciplined capital allocation program allows for being opportunistic in pursuing other assets
- $100M revolving credit facility allows flexibility while maintaining strength

PAGE 10

[1] Pending regulatory approval

Impressive Growth Trajectory Current initiatives along with the addition of Concorde significantly accelerate growth leading to estimated FY2024 revenue in excess of $700 million and estimated adjusted EBITDA* approaching $100 million, with opportunity for further growth in both measures in subsequent years 1 Beginning with fiscal 2023, adjusted EBITDA excludes stock-based compensation. Prior years have been revised for comparison. Refer to definition and reconciliation outlined in the appendix as a Non-GAAP measure..PAGE 11 23%+ Revenue CAGR $700M+ Base New Campuses MIAT Base + MIAT New Campuses $301M $419M $16M1 $60M1 Approaching $100M1 MIAT Program Expansions

Addition of In-Demand Healthcare Offerings Further Enhances UTI’s Future Growth Opportunities PAGE 12 Projections as per the U.S. Bureau of Labor Statistics www.bls.gov, viewed December 2022. Job openings include those due to net employment changes and net replacements. 0% 5% 10% 15% 20% 25% 30% JO B G R O W TH 2 02 1- 20 31 ANNUAL JOB OPENINGS 2021-2031 Nursing Dental Hygienists & Assistants Physical and Occupational Therapy Assistants Healthcare Administration Medical Assistants C on co rd e Pr og ra m O ffe rin gs U TI P ro gr am O ffe rin gs Wind Turbine Service Technicians Aircraft Mechanics & Technicians Welding HVACR Mechanics & Installers Auto Body Repairers Auto/Diesel Technicians 50%

Concorde Acquisition Accelerates Diversification Across Multiple Dimensions PAGE 13 The acquisition of Concorde diversifies UTI across key dimensions supporting a steady growth trajectory and expanding future growth and diversification opportunities Revenue by Product Offering Student Demographics UTI UTI + Concorde UTI is currently predominantly 18-to-24-year-old males, recent high school grads, military and working adults. Concorde adds a majority female population, largely working professionals or career changers with an average age of 28 years old. UTI UTI + Concorde Based upon 2022 reported results for UTI and Concorde1. Does not contemplate additional revenue mix benefits from UTI’s planned MIAT program expansions, or future Concorde growth. 1 TTM revenue through 9/30/22 for Concorde

Disciplined Execution Driving Strategic Growth

UNIVERSAL TECHNICAL INSTITUTE

With the acquisition of Concorde, UTI is strategically positioned to not only execute on its previously established longer-term targets for the growth and diversification strategy, but also expand the scope of the strategy going forward.

- Acquisitions
- New Campus Additions
- Expansion of Current Programs
- New Program Offerings
- Business Model Transformation



Announced Initiatives
Future Incremental Opportunities
~23% Revenue CAGR
$301M
Base
New Campuses
MIAT & Program Expansions
CONCORDE
$700M+
FY2020
FY 2024
FY 2025+

PAGE 14

[1] Adjusted EBITDA now excludes stock-based compensation, prior years have been updated to reflect this change. Refer to definition and reconciliation outlined in the appendix as a Non-GAAP measure

Fiscal 2023 Guidance

FY2023 Guidance
($ millions)


New Student Starts
11,283
13,028
13,374
22k-23.5k
2020
2021
2022
2023*


Revenue Growth
$300.8
$335.1
$418.8
$595-$610
2020
2021
2022
2023*


Adjusted EBITDA¹
$16.0
$34.2
$60.2
$58-$62
2020
2021
2022
2023*


Adjusted Net Income²
$2.5
$17.5
$35.5
$14-$18
2020
2021
2022
2023*


Adjusted Free Cash Flow³
$0.1
$37.4
$34.9
$40-$45
2020
2021
2022
2023*

Expected Segment** Contributions FY23

Starts
- UTI 14,500 - 15,500
- Concorde 7,500 - 8,000

Revenue
- UTI Low single digit YoY growth
- Concorde $170M - $175M

**Beginning in 2023 we expect to report in two segments: UTI, which will include the current transportation, skilled trades, and energy offerings, and Concorde, which will be the acquired Concorde healthcare education business.

[1] FY23 Adj EBITDA excludes stock-based compensation; prior years updated for comparison. See bridge on subsequent page for more details on YoY performance..
[2] FY23 Adj NI impacted by a significant effective tax rate increase (5% to 25%) due to the valuation allowance reversal, increased interest expense, and higher D&A..
[3] FY23 Adj Free Cash Flow reflects $36M-$40M of capital expenditures before adjustments. FY23 capex includes residual investments for the Austin and Miramar campuses, UTI and Concorde planned program expansions, and a consistent level of annual maintenance capex. Company expects to adjust out ~50% of the projected 2023 capex as one-time growth investments.

PAGE 16

* FY 2023 includes 10 months of projected Concorde performance
Note: For detailed reconciliations of Non-GAAP measures, see the Appendix

FY2022 - FY2023* Performance Bridges


Starts
13,374
Base & MIAT (net)
New Campuses
MIAT Program Expansions
22,750
Base & MIAT (net)
FY 2022
FY 2023


Revenue ($M)
$418.8
Base & MIAT (net)
New Campuses
MIAT Program Expansions
$602.5
FY 2022
FY 2023


Adjusted EBITDA
$60.2
Base & MIAT (net)
MIAT Program Expansions
Growth Investments (net)
New Campuses
$60.0
FY 2022
FY 2023

Note: Bridges are intended to provide indicative year-over-year impacts only; Charts are not presented at full scale in order to highlight the relative impacts of year-over-year performance drivers

Base & MIAT (net) includes the revenue impact of FY22 new student starts shortfall, partially offset by growth in FY23, largely in 2nd half of the year driven primarily by the high school channel, and net benefit from MIAT growth and synergies.

Growth Investments (net) represent investments in the admissions channels, to scale company infrastructure, and other growth drivers, along with inflationary impacts; partially offset by real estate optimization benefits and other cost efficiencies

PAGE 17

* Fiscal 2023 represents the midpoint of the Company's guidance ranges and includes 10 months of projected Concorde performance
For detailed reconciliations of Non-GAAP measures, see the Appendix

APPENDIX

Talented and Deeply Experienced Management Team Driving Company’s Pivot to Growth EVP & Chief Financial Officer Troy Anderson joined 2019 Chief Executive Officer Jerome Grant joined 2017 EVP Campus Operations & Services Sherrell Smith joined 1986 SVP Admissions Eric Severson joined 2018 SVP Chief Information Officer Lori Smith joined 1993 SVP Chief of Strategy & Transformation Todd Hitchcock joined 2020 SVP Chief Legal Officer Chris Kevane joined 2020 SVP Chief Human Resources Officer Sonia Mason joined 2020 SVP Chief Commercial Officer Bart Fesperman joined 2020 PAGE 19 SVP Healthcare Division President Jami Frazier joined 2022

Highly Qualified Board of Directors Jerome Grant Chief Executive Officer, Universal Technical Institute Chris Shackelton Managing Partner, Coliseum Capital Management David Blaszkiewicz President and Chief Executive Officer, Invest Detroit Kenneth R. Trammell Former Chief Financial Officer, Tenneco Inc. Linda J. Srere Former President, Young and Rubicam Advertising William J. Lennox, Jr. Former Superintendent of the United States Military Academy at West Point George Brochick Executive Vice President of Strategic Development, Penske Automotive Group Hon. Loretta L. Sanchez Former Democratic Congresswoman from California PAGE 20 Shannon Okinaka Executive Vice President Chief Financial Officer, Hawaiian Airlines Robert DeVincenzi Non-Executive Chairman Principal, Lupine Ventures; Former President and CEO of Redflex Holdings Ltd.

UTI Overview

UNIVERSAL TECHNICAL INSTITUTE

Leading provider of transportation and energy and skilled trades technical training, driven to change the world one life at a time by helping people achieve their dreams.

SUMMARY STATISTICS

FOUNDED: 1965

REVENUE[1]: $419M Adj. EBITDA[1]: $60M

LOCATIONS: 16 Campuses in 9 States

ENROLLMENT[1]: ~13,000 students

KEY METRICS[2]:

- Composite Score: 2.3 (of 3.0)
- Cohort Default Rate: ~3%
- 90/10 Ratio: ~69%
- Graduation Rate[3]: ~60%
- Employment Rate[4]: ~82%

BUSINESS OVERVIEW

- 15+ programs for in-demand fields such as transportation and other skilled trades
- Program Mix (2022 Revenue):
  - Auto/Diesel 74%, Other Transportation 13%, Welding 6%, Other Skilled Trades 3%, Industry Training 4%
- Expanding 15 programs[5] to UTI and MIAT campuses over FY23 and FY24 including Aviation, Robotics, HVACR, Welding and Auto/Diesel.


UNIVERSAL TECHNICAL INSTITUTE

Mission Statement

To serve our students, partners, and communities by providing quality education and support services for in-demand careers.

[1] As of September 30, 2022; Beginning in fiscal 2023 Company reports Adjusted EBITDA excluding stock-based compensation; fiscal 2022 has been adjusted accordingly.
[2] Based on most recent reporting periods for UTI. CDR and 90/10 ratios represent approximate averages across UTI's 4 OPEIDs, and individual programs whose individual results may vary significantly from the mean. 90/10 Title IV metric ranges from 64% to 70%, with a Cohort Default Rate range of 1.9% to 3.7%.
[3] Represents overall aggregated average of all campuses and programs as reported in most recent regulatory reporting period results, inclusive of MIAT
[4] Based on all graduates from UTI owned & operated campuses excluding MIAT, including those who completed MSAT programs, from 10/1/20-9/30/21, & 10/1/19-9/30/120, respectively, and excludes graduates not available for employment because of continuing education, military service, health, incarceration, death or international student status. See 10-K filing for additional information
[5] Pending regulatory approval

PAGE 21

Concorde Career Colleges Overview

UNIVERSAL TECHNICAL INSTITUTE

Healthcare education provider focused on preparing America's next generation of healthcare professionals for rewarding careers in areas such as nursing, dental, patient care, and allied health

SUMMARY STATISTICS

FOUNDED: 1968

REVENUE[1]: ~$200M Adj. EBITDA[1]: ~$17M

LOCATIONS: 17 Campuses in 8 States

ENROLLMENT[1]: ~8,000 students

KEY METRICS[2]:
- Composite Score: 2.0 (of 3.0)
- Cohort Default Rate: ~4%
- 90/10 Ratio: ~75%
- Graduation Rate[3]: ~72%
- Employment Rate[3]: ~83%


CONCORDE
CAREER COLLEGES

BUSINESS OVERVIEW

- 20+ programs for in-demand healthcare professional degrees and certifications
- Program Mix (2022 Revenue):
  - Dental 27%, Allied Health 26%, Patient Care 22%, Nursing 18%, Diagnostic 7%
- Expansion of dental hygiene and nursing into new campuses currently in process

Mission Statement

To prepare committed students for successful employment in a rewarding health care profession through high-caliber training, real world experience and student-centered support.

[1] Unaudited results as per Concorde Career Colleges, Inc. TTM reported as of September 30, 2022.

[2] Based on most recent reporting periods for Concorde and represent approximate averages across Concorde's 12 OPEIDs and individual programs whose individual results may vary significantly from the mean. 90/10 Title IV metric ranges from 63% to 87%, with a Cohort Default Rate range of 2.9% to 6.7%.. Composite Score for calendar 2021.

[3] Aggregated rates for the 14 campuses accredited by ACCSC, based on their 2022 reporting, and excludes campuses not accredited by ACCSC. Each of the ACCSC program outcomes is evaluated individually.

PAGE 22

Transportation Industry Partnerships that Deliver Value

UNIVERSAL TECHNICAL INSTITUTE

UTI's relationships with more than 35 leading brands and other industry and employer partners provide a unique value proposition and competitive differentiation for the school and its students

Established Relationships

Brand	Graduates
Ford	27,800+ Graduates since 2000
BMW	5,700+ Graduates since 1995
Peterbilt	870+ Graduates since 2013
Harley-Davidson	22,500+ Graduates since 1987
Cummins	3,750+ Graduates since 2006
Lincoln Electric	2,400+ Graduates since 2018

Partners

- Efficient hiring source
- Known and trusted educator in UTI
- Lowers costs
- Techs who are ready to work

Students

- Opportunity for better jobs and higher starting wages
- Tuition support for certain programs
- Certifications and credentials

UTI

- Current technology and tools
- Increased marketing impact
- Lower expenses and capex
- Value proposition recognized by students
- Enhances alignment to industry

New and Expanded Relationships

AGCO – Your Agriculture Company: Lisle, IL

BMW: Fort Bragg Army Base

FastTrack:
Avondale, AZ
Orlando, FL
Long Beach, CA
Houston, TX
Exton, PA
+2 to be announced

Volvo: Ridgeville, SC

Select MIAT Airline Partnerships

Spirit

Delta TechOps

PAGE 23

Optimizing Real Estate Footprint for Efficiency

Transformation across UTI's Real Estate portfolio yielding significant cost and utilization improvements

Keys to Real Estate Transformation

1. Enhance utilization of existing space with growth and new programs
2. Optimize real estate
   - Lease expirations
   - Own versus Rent
   - Sublease
   - Other reductions

	Rationalize		Welding		Other Programs		
Campus	In Process	Complete	In Process	Complete	In Process	Complete	Total Sq. Ft
BLOOMFIELD, NJ*				✓	✓		102,000
LONG BEACH, CA*				✓	✓		137,000
DALLAS, TX* [1]				✓	✓		95,000
RANCHO CUCAMONGA, CA		✓		✓	✓		148,000
MOORESVILLE, NC				✓	✓		146,000
LISLE, IL[1]		✓		✓	✓		187,000
SACRAMENTO, CA		✓			✓		117,000
AVONDALE, AZ [1,2]		✓		✓	✓		283,000
HOUSTON, TX [1]		✓		✓	✓		172,000
EXTON, PA		✓		✓	✓		129,000
ORLANDO, FL [2]		✓			✓		188,000
CANTON, MI	MIAT acquisition completed November 2021						125,000
HOUSTON, TX	MIAT acquisition completed November 2021						54,000
AUSTIN, TX**					✓		107,000
MIRAMAR, FL**					✓		103,000
Corporate Headquarters and Operational Support							
HOME OFFICE (AZ) [3]		✓					21,000

* Metro Campus
** Blended Learning Campus

(1) UTI-owned facilities. All other facilities are leased under operating leases.
(2) On December 29, 2020 UTI announced plans to consolidate the Phoenix MMI campus into the Avondale campus and to optimize the Orlando campus. Phoenix MMI campus consolidation was completed in Q3 FY2022, downsizing by ~164,000 sq ft. Orlando campus was downsized by ~75,000 sq ft and consolidated to one site in Q2 FY2022.
(3) In September 2022, Company executed an amendment for its home office which reduced the leased space by approximately 8,000 square feet and extended the lease term to February 2027.

PAGE 24

Overview of UTI Preferred Shares

UNIVERSAL TECHNICAL INSTITUTE

History

- June 2016: Sold Coliseum Holdings 700,000* shares of Series A Convertible Preferred Stock for $70 million
  - Shares are convertible into 21,021,021 shares of common stock (~30:1)
  - Subject to NYSE voting and conversion caps, and certain education regulatory approval limitations
- February 2020: Stockholders approve removal of NYSE voting and conversion caps
- September 2020: Coliseum distributed all 700,000 shares to affiliates (incl. Coliseum entities) and non-affiliates
  - Affiliates received 24.9% (from 39.2%) of outstanding shares on an as-converted basis
    - Education regulatory limitation remains; voting and conversion cap of 9.99% of outstanding shares
  - Non-Affiliates received remaining 14.3% of outstanding shares on an as-converted basis; no voting or conversion caps on an individual basis

Dividends

- 7.5% annual dividend: Currently $5.1 million paid in cash in semi-annual installments on Sep. 30 and Mar. 31

Conversion

- By Preferred Holders: Convertible to common at any time at the option of the holder, subject to any caps
  - Coliseum & Affiliates subject to education regulatory approval cap of 9.99%, must request removal by UTI
- By UTI: When the daily VWAP of UTI common stock is ≥$8.33 for 20 consecutive trading days (excluding trading windows closed to insiders), UTI may require conversion of any/all outstanding preferred stock into common, subject to removal of any caps

*As of September 30, 2022, preferred shares outstanding totaled 676,885 following conversion by one of the preferred holders in June 2022

Note: Above is intended as a summary only and is subject in its entirety to the actual terms contained in our filings with the SEC. Additional details may be found in the Company's public filings including its 10-Ks, 8-Ks, proxy statements and the 2016 Certificate of Designations

PAGE 25

Overview of UTI Leverage and Debt Obligations PAGE 26 Note: In Q1 2023, UTI entered into a new revolving line of credit agreement with Fifth Third Bank which provides $100M of total capacity. On 11/28/22, $90M was drawn down from this revolver in advance of the Concorde acquisition. Proforma leverage ratios are computed using the FY23 Adjusted EBITDA guidance midpoint. *Rates: - Avondale loan rate is 50% fixed at 3.50% + 50% floating @ LIBOR+2% - Lisle loan rate is 50% fixed at 4.69% + 50% floating @ SOFR+2% - Revolver tranche rate is SOFR + 1.75%-2.25% based on UTI total leverage ** Valley National Bank loan is interest only in year 1 and begins amortizing in year 2 As of 9/30/2022 Debt Term Loan: Fifth Third Bank Collateral: Avondale Campus Original Note Amount $31.2M Inception Date 5/12/2021 Rate* Fixed/Float Maturity 7 years Current Note Balance $30.1M Term Loan: Valley National Bank Collateral: Lisle Campus Original Note Amount $38.0M Inception Date 4/14/2022 Rate* Fixed/Float Maturity 7 years Current Note Balance** $38.0M Gross Leverage Ratio 1.13x Net Leverage Ratio -0.45x Proforma 9/30/2023 Debt Term Loans Original Note Amounts $69.2M LTM Mandatory Amortization on Loans $1.1M Projected Note Balances $67.0M Revolver: Fifth Third Bank Total Capacity $100.0M Inception Date 11/21/2022 Rate* Fixed/Float Maturity 3 years Projected Balance $90.0M Gross Leverage Ratio 2.62x Net Leverage Ratio -0.73x

Non-GAAP Information

Use of Non-GAAP Financial Information This presentation contains non-GAAP (Generally Accepted Accounting Principles) financial measures, which are intended to supplement, but not substitute for, the most directly comparable GAAP measures. Management chooses to disclose to investors these non-GAAP financial measures because they provide an additional analytical tool to clarify the results from operations and help to identify underlying trends. Additionally, such measures help compare the company's performance on a consistent basis across time periods. Management defines EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation, amortization. Management defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation, amortization and adjusted for items not considered as part of the company’s normal recurring operations. Management defines adjusted net income (loss) as net income (loss), adjusted for items that affect trends in underlying performance from year to year and are not considered normal recurring operations, including the income tax effect on the adjustments utilizing the effective tax rate. Management defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered as part of the company’s normal recurring operations. Management chooses to disclose any campus adjustments as direct costs (net of any corporate allocations). Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, this includes acquisition-related costs for both announced and potential acquisitions, integration costs for completed acquisitions, program expansion costs, new campus build-out and start-up costs, stock-based compensation, costs related to the purchase of our Lisle, Illinois and Avondale, Arizona campuses, lease accounting adjustments resulting from the purchase of our Lisle, Illinois campus and our campus consolidation efforts, intangible asset impairment expense, the income tax benefit recorded as a result of the CARES Act, and severance expenses due to the CEO transition. To obtain a complete understanding of the company's performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission. Since the items excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of the company's operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may calculate non-GAAP financial measures differently than UTI does, limiting their usefulness as a comparative measure across companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides. Information reconciling forward-looking adjusted EBITDA, adjusted net income and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of adjusted EBITDA, adjusted net income or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort. PAGE 28

Adjusted EBITDA Reconciliation

($ in thousands)

UNIVERSAL TECHNICAL INSTITUTE

	Guidance Midpoint 12 Mos. 9/30/23	Actual 12 Mos. 9/30/22	Actual 12 Mos. 9/30/21
Net income (loss)	~$9,000	$25,848	$14,581
Interest (income) expense, net	~4,500	1,495	282
Income tax (benefit) expense	~3,000	(5,407)	602
Depreciation and amortization	~27,900	16,883	14,028
EBITDA	~$44,400	$38,819	$29,493
Acquisition-related costs(1)	~2,300	4,239	2,522
Concorde integration and program expansion costs(2)	~5,050	–	–
MIAT integration and program expansion costs(3)	~2,000	1,691	–
New campus start-up costs(4)	–	9,177	502
Facility lease accounting adjustments(5)	–	(64)	–
Intangible asset impairment(6)	–	2,000	–
Stock-based compensation(7)	~$6,250	4,337	1,733
Adjusted EBITDA, non-GAAP	~$60,000	$60,199	$34,250
FY2023 Guidance Range	$58,000-$62,000		

(1) Costs related to both announced and potential acquisition targets.
(2) Estimated one-time expenses for the integration of the Concorde acquisition and Concorde program expansions.
(3) Estimated one-time expenses for the integration of the MIAT acquisition, and expansion of MIAT programs into other UTI campuses.
(4) Expenses for implementation of the new campuses in Austin, TX, which launched in Q3'22 and Miramar, FL which launched in Q4'22.
(5) Lease accounting adjustments from our campus optimization efforts. These are primarily non-cash except for a lease termination payment related to our Orlando campus.
(6) During the fourth quarter of 2022, we completed a branding study and determined that the carrying value of the MIAT trademarks and trade name exceeded its fair value and recorded an intangible asset impairment charge of $2.0 million during the year ended September 30, 2022.
(7) Beginning in FY2023 UTI will include stock-based compensation in its non-GAAP add-backs to EBITDA; prior years have been restated above for comparison

Notes: The acquisition of MIAT closed on November 1, 2021 and Concorde closed on December 1, 2022, impacting comparability across periods;
Expected adjustments outlined for FY 2023 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown;
Adjusted EBITDA margin noted on prior slides is actual or estimated Adjusted EBITDA divided by actual or estimated revenue.

PAGE 29

Adjusted Net Income (Loss) Reconciliation

($ in thousands)

UNIVERSAL TECHNICAL INSTITUTE

	Guidance Midpoint 9/30/23	Actual 12 Mos. 9/30/22	Actual 12 Mos. 9/30/21
Net income (loss)	~$9,000	$25, 848	$14,581
Income tax (benefit) expense[(1)]	~3,000	(5,407)	602
Income (Loss) before income taxes	~12,000	20,441	15,183
Acquisition-related costs[(2)]	~2,300	4,239	2,522
Concorde integration and program expansion costs[(3)]	~5,050	–	–
MIAT integration and program expansion costs[(4)]	~2,000	1,691	–
New campus start-up costs[(5)]	–	9,177	502
Facility lease accounting adjustments[(6)]	–	(64)	–
Intangible asset impairment[(7)]	–	2,000	–
Adjusted (loss) income before income taxes	~21,350	37,484	18,207
Income tax effect: benefit (expense)[(8)]	~(5,350)	(1,983)	(722)
Adjusted Net Income (Loss) from operations, non-GAAP	~$16,000	$35,501	$17,485
GAAP effective income tax rate[(1)]	25.0%	5.3%	4.0%
FY2023 Guidance Range	$14,000-$18,000		

(1) FY23 rate is projected. The GAAP effective tax rate for FY2022 has been adjusted to remove the impact from the MIAT purchase accounting adjustments for deferred tax liabilities and the reversal of the valuation allowance, both of which created a net tax benefit for the period.
(2) Estimated costs related to both announced and potential acquisitions.
(3) Estimated one-time expenses for the integration of the Concorde acquisition, and Concorde program expansions.
(4) Estimated one-time expenses for the integration of the MIAT acquisition, and expansion of MIAT programs into other UTI campuses.
(5) Expenses for implementation of the new campuses in Austin, TX, which launched in Q3'22 and Miramar, FL which launched in Q4'22.
(6) Lease accounting adjustments from our campus optimization efforts. These are primarily non-cash except for a lease termination payment related to our Orlando campus.
(7) During the fourth quarter of 2022, we completed a branding study and determined that the carrying value of the MIAT trademarks and trade name exceeded its fair value and recorded an intangible asset impairment charge of $2.0 million during the year ended September 30, 2022.
(8) The calculation of income tax benefit (expense) on adjusted pre-tax income (loss) is based upon the GAAP effective tax rate applicable for the period.

Note: Expected adjustments outlined for FY 2023 are illustrative only and may differ from what is realized, either in the amounts and/or the categories shown

PAGE 30

Adjusted Free Cash Flow Reconciliation

($ in thousands)

	Guidance Midpoint 12 Mos. 9/30/23	Actual 12 Mos. 9/30/22	Actual 12 Mos. 9/30/21
Cash flow provided by (used in) operating activities, as reported	~$51,750	$46,031	$55,185
Purchase of property and equipment	~(38,000)	(79,457)	(61,586)
Free Cash Flow, non-GAAP	~13,750	(33,426)	(6,401)
Acquisition-related costs paid(1)	~2,300	3,923	2,026
Concorde integration and program expansion costs(2)	~5,050	–	–
Cash outflow for Concorde-related program expansion purchase of PP&E(2)	~2,600	–	–
Cash outflow for MIAT integration and program expansion costs(3)	~2,000	1,436	–
Cash outflow for MIAT-related program expansion purchase of PP&E(3)	~12,000	–	–
Cash outflow for Austin, TX and Miramar, FL start-up costs(4)	–	5,136	1,806
Cash outflow for Austin, TX and Miramar, FL purchase of PP&E(4)	~4,800	28,579	1,489
Purchase of Avondale, Arizona campus(5)	–	–	45,240
Purchase of Lisle, IL campus(5)	–	28,680	–
Income tax refund related to CARES tax benefit(6)	–	–	(7,030)
Severance payments due to CEO transition(7)	–	32	280
Facility lease accounting adjustments(8)	–	575	–
Adjusted Free Cash Flow, non-GAAP	~$42,500	$34,935	$37,410
FY2023 Guidance Range	$40,000-$45,000		

(1) Costs related to both announced and potential acquisition targets.
(2) Estimated one-time expenses for the integration of the Concorde acquisition, and Concorde program expansions.
(3) Anticipated costs for integration of MIAT and expansion of MIAT programs into UTI campuses and select UTI programs into MIAT campuses.
(4) Expenses for implementation of the new campuses in Austin, TX, which launched in Q3'22, and Miramar, FL which launched in Q4'22.
(5) In December 2020, we purchased our Avondale, Arizona campus, and in February 2022 we purchased our Lisle, Illinois campus.
(6) Income tax refunds received as a result of recording an income tax benefit from the CARES Act in 2020.
(7) Adjustments reflect the cash paid in accordance with previous CEO Kimberly J. McWaters' Retirement Agreement and Release of Claims, dated October 31, 2019.
(8) Lease accounting adjustments from our campus optimization efforts. These are primarily non-cash except for a lease termination payment related to our Orlando campus.

Note: Expected adjustments outlined for FY 2023 are illustrative only and may differ from what is realized, either in the amounts &/or the categories shown

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